                                                                     Exhibit 4.1


          COMMON STOCK                                     COMMON STOCK

            [STAMP]                B O I S E                  [STAMP]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN                      CUSIP 097380 10 9
    THE CITIES OF NEW YORK, NY                        SEE REVERSE FOR CERTAIN
        AND CLEVELAND, OH                           DEFINITION AND RIGHTS LEGEND


THIS CERTIFIES THAT




is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, $0.01 PAR
                              VALUE PER SHARE, OF

---------------------------- BOISE CASCADE COMPANY -----------------------------

transferable on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile signatures of the
Corporation's duly authorized offiers.

Dated:
                                    [SEAL]
         /s/ Karen E. Gowland                   /s/ W. Thomas Stephens
         --------------------                   -----------------------
              SECRETARY                         CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
           NATIONAL CITY LAWN
             [CLEVELAND, OH]                     TRANSFER AGENT
                                                  AND REGISTRAR

BY

                                           AUTHORIZED SIGNATURE

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                             BOISE CASCADE COMPANY

       The following notifications, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM-  as tenants in common             UNIF GIFT MIN ACT-_________________Custodian_______________
          TEN ENT-  as tenants by the entireties                             (Cust)                   (Minor)
           JT TEN-  as joint tenants with right
                    of survivorship and not as                               under Uniform Gifts to Minors
                    tenants in common                                        Act _______________________________
                                                                                          (State)

                                                     UNIF TRF MIN ACT-__________(Custodian [LLEGIBLE] age_______)
                                                                         (Cust)

                                                                      ___________________under Uniform Transfers
                                                                            (Minor)


                                                                      to Minors Act ____________________________
                                                                                              (State)


    Additional abbreviations may also be used though not in the above list.

For value received, the hereby sells, assigns and transfers unto _______________

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________________________


                                       Note: ___________________________________
                                             The signature(s) to This Assignment
                                             must correspond with the name(s) as
                                             written upon the face of the
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever.

Signature(s) Guaranteed



By __________________________________
The signature(s) should be guaranteed
by an eligible guarantor institution
(banks, stockbrokers, savings and
loan assciation and credit unions
with membership in an approved
signature guarantee [ILLEGIBLE]
program) pursuant to S.E.C. Rule
17Ad.